UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021

 ContextLogic Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39775	27-2930953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Sansome Street 33rd Floor
San Francisco, CA 94104
(Address of principal executive offices, including zip code)
(415) 432-7323
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	WISH	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On November 10, 2021, ContextLogic Inc. (the “Company”) issued a press release announcing the Company’s financial results for the third quarter ended September 30, 2021. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On November 8, 2021, Piotr Szulczewski informed the Board of Directors of the Company (the “Board”) of his resignation from his position as Chief Executive Officer of the Company, with such resignation to be effective the earlier of: (i) February 1, 2022; or (ii) the date the Board appoints a new Chief Executive Officer of the Company. Mr. Szulczewski will continue to serve on the Board. The Company has engaged an executive search firm to identify Mr. Szulczewski’s successor.

Item 7.01	Regulation FD Disclosure.

On November 10, 2021, the Company issued a press release regarding Mr. Szulczewski’s resignation. A copy of the Company’s press release is attached hereto as Exhibit 99.2.
The Company announces material information to the public about the Company, its products and services and other matters through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, and the investor relations section of its website (ir.wish.com) in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
The information in Items 2.02 and 7.01 of this current report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by ContextLogic Inc. on November 10, 2021.
99.2	Press release issued by ContextLogic Inc on November 10, 2021 Announcing Chief Executive Officer Transition

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 10, 2021

ContextLogic Inc.

By:	/s/ Brett Just

Brett Just
Chief Accounting Officer